Supplement dated June 22, 2021
to the Prospectus dated May 1, 2016 for
Advantage Plus
Issued by
Protective Life Insurance Company
United Investors Universal Life Variable Account

And to the Prospectus dated July 2, 2012 for
Advantage Gold
Issued by
Protective Life Insurance Company
United Investors Advantage Gold Variable Account

And to the Prospectus dated July 2, 2012 for
Advantage I
Issued by
Protective Life Insurance Company
United Investors Life Variable Account

And to the Prospectus dated May 1, 2017 for
Advantage II
Issued by
Protective Life Insurance Company
United Investors Annuity Variable Account

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Funds Complex (the “Ivy Funds”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Funds are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Your rights and obligations under the Contract or Policy and your contract value did not change as a result of the Transaction. The fees and charges under the Contract or Policy did not change and there are no tax consequences to you as a result of the Transaction. If you have contract value allocated to the Sub-Account(s) that invest in the Ivy Funds, you will remain invested in the Sub-Account(s) unless you send us instructions to transfer or re-allocate your contract value. In addition, if you have an automatic allocation to the Sub-Account(s) pursuant to a dollar cost averaging program or automatic rebalancing program, we will continue to allocate such amounts to the Sub-Account(s) unless you provide us with different allocation instructions. [Protective Life, please confirm.]

As a result of the Transaction, effective July 1, 2021 (the “Effective Date”), the Ivy Funds will be renamed as follows:

  Ivy VIP Balanced Fund will be renamed the Delaware Ivy VIP Balanced Fund. Accordingly, as of the Effective Date, all references to Ivy VIP Balanced in the Prospectus and SAI are hereby deleted and replaced with Delaware Ivy VIP Balanced.
   Ivy VIP Core Equity Fund will be renamed the Delaware Ivy VIP Core Equity Fund. Accordingly, as of the Effective Date, all references to Ivy VIP Core Equity in the Prospectus and SAI are hereby deleted and replaced with Delaware Ivy VIP Core Equity.
  Ivy VIP Global Growth Fund will be renamed the Delaware Ivy VIP Global Growth Fund. Accordingly, as of the Effective Date, all references to Ivy VIP Global Growth in the Prospectus and SAI are hereby deleted and replaced with Delaware Ivy VIP Global Growth.
  Ivy VIP Growth Fund will be renamed the Delaware Ivy VIP Growth Fund. Accordingly, as of the Effective Date, all references to Ivy VIP Growth in the Prospectus and SAI are hereby deleted and replaced with Delaware Ivy VIP Growth.
  Ivy VIP High Income Fund will be renamed the Delaware Ivy VIP High Income Fund. Accordingly, as of the Effective Date, all references to Ivy VIP High Income in the Prospectus and SAI are hereby deleted and replaced with Delaware Ivy VIP High Income.
  Ivy VIP Small Cap Core Fund will be renamed the Delaware Ivy VIP Small Cap Core Fund. Accordingly, as of the Effective Date, all references to Ivy VIP Small Cap Core in the Prospectus and SAI are hereby deleted and replaced with Delaware Ivy VIP Small Cap Core.

In addition, as of the Effective Date, the investment adviser and sub-advisers for the Ivy Funds will be as follows:

Former Name	New Name	New Investment Adviser/Sub-Advisers
Ivy VIP Balanced	Delaware Ivy VIP Balanced
Adviser: Delaware Management Company
Sub-Adviser: Macquarie Funds Management Hong Kong Limited (MFMHKL), Macquarie Investment Management Global Limited (MIMGL), Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL)

Ivy VIP Core Equity	Delaware Ivy VIP Core Equity	Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management Hong Kong Limited (MFMHKL), Macquarie Investment Management Global Limited (MIMGL)
Ivy VIP Global Growth	Delaware Ivy Global Growth	Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management Hong Kong Limited (MFMHKL), Macquarie Investment Management Global Limited (MIMGL)
Ivy VIP Growth	Delaware Ivy VIP Growth	Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management Hong Kong Limited (MFMHKL), Macquarie Investment Management Global Limited (MIMGL)
Ivy VIP High Income	Delaware Ivy VIP High Income
Adviser: Delaware Management Company
Sub-Adviser: Macquarie Investment Management Global Limited (MIMGL), Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL)

Ivy VIP Small Cap Core	Delaware Ivy VIP Small Cap Core	Adviser: Delaware Management Company Sub-Adviser: Macquarie Funds Management Hong Kong Limited (MFMHKL), Macquarie Investment Management Global Limited (MIMGL)

For additional details regarding changes to the Ivy Funds, please refer to the prospectus for each Fund. If you have any questions about how the Transaction affects you, or if you wish to obtain a prospectus for the Ivy Funds or would like assistance with changing your investment allocations, you may contact us by writing Protective Life at P.O. Box 10648 Birmingham, AL 35202-0648 or calling toll free at 800-456-6330.

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